KINGSTONE

P&C Insurance Company Capitalizing on Unique Niche Market Opportunity to Achieve Profitable Growth

Investor Presentation
November 2024

DISCLAIMER & FORWARD-LOOKING STATEMENTS

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. These statements involve risks and uncertainties that could cause actual results to differ materially from those included in forward-looking statements due to a variety of factors. For more details on factors that could affect expectations, see Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission.

Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by these forward-looking statements. These forward-looking statements may not be realized due to a variety of factors. The risks and uncertainties include, without limitation, the following:

- the risk of significant losses from catastrophes and severe weather events;
- risks related to the lack of a financial strength rating from A.M. Best;
- risks related to our indebtedness due on June 30, 2026, including due to the need to comply with certain financial covenants and limitations on the ability of our insurance subsidiary to pay dividends to us;
- adverse capital, credit and financial market conditions;
- the unavailability of reinsurance at current levels and prices;
- the exposure to greater net insurance losses in the event of reduced reliance on reinsurance;
- the credit risk of our reinsurers;
- the inability to maintain the requisite amount of risk-based capital needed to grow our business;
- the effects of climate change on the frequency or severity of weather events and wildfires;
- risks related to the limited market area of our business;
- risks related to a concentration of business in a limited number of producers;
- legislative and regulatory changes, including changes in insurance laws and regulations and their application by our regulators;
- limitations with regard to our ability to pay dividends;
- the effects of competition in our market areas;
- our reliance on certain key personnel;
- risks related to security breaches or other attacks involving our computer systems or those of our vendors; and
- our reliance on information technology and information systems.

Kingstone undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

KINGSTONE OVERVIEW



Kingstone is a northeast regional property and casualty insurance holding company whose principal operating subsidiary is Kingstone Insurance Company ("KICO").

KICO, a New York domiciled carrier writing business through 700+ licensed agents and brokers, is actively writing personal lines and commercial auto (livery physical damage only) insurance in New York.

Market Cap	$140M	Stock Price as of 11/6/2024: $11.36
Core Direct Written Premium	+39%	Growth vs. 3Q'23
Policies-In-Force	74.9K	As of September 30, 2024
Financial Strength Rating:	"A"	Demotech: "A, Excellent"

INVESTMENT HIGHLIGHTS

Strong Position in Niche Markets

- Focusing on core business growth in Downstate NY
  - Core represents 93% of total policies as of September 30, 2024.
- Ranked by S&P as the 15th largest homeowner insurer in NY in 2023 with a market share of 1.6%.

Low-cost, Highly-efficient Provider

- In-house underwriting, information technology, claims, customer service and actuarial functions.
- Enables greater control and efficiency.
- Scalable operations.

Unprecedented Market Opportunity

- Capitalizing on largest profitable growth opportunity in Company's history due to competitor withdrawal from New York state.
- Well-positioned for profitable growth.

Conservative Reinsurance Program

- Property Catastrophe Program.
- Quota Share Treaties.
- Per Risk, Excess of Loss (XOL) Treaties.

Core Business refers to the Company's New York policies.

BUSINESS OPERATIONS

2023 DIRECT PREMIUMS WRITTEN OF $200 MILLION

15TH LARGEST WRITER OF HOMEOWNERS INSURANCE IN THE STATE OF NEW YORK

FOUNDED IN 1886



92.6%
Personal Lines

7.3%
Livery Physical Damage

0.1%
Other

As of December 31, 2023

Personal lines: Largest line of business; consists of homeowners and dwelling fire multi-peril, cooperative/condominiums, renters, and personal umbrella policies.

Livery physical damage: For-hire vehicle physical damage only policies for livery and car service vehicles and taxicabs, primarily based in New York City. These policies insure only the physical damage portion of insurance for such vehicles, with no liability coverage included.

Other: Write canine legal liability policies and have a small participation in mandatory state joint underwriting associations.

CORE BUSINESS GROWTH


Westchester
Long Island Sound
Hudson River
Bronx
Manhattan
Queens
New York City
Nassau County
Long Island
Suffolk County
(Richmond) Staten Island
Brooklyn (Kings)
Lower Bay
Atlantic Ocean

Kingstone refers to its New York business as its "Core Business".

Downstate New York refers to NYC, Long Island and Westchester County.

Percentage of In-force Premium by County	
County	**9/30/2024**
Suffolk	44.5%
Nassau	16.0%
Kings	13.9%
Queens	11.2%
Richmond	6.5%
Bronx	4.7%
New York	0.7%
Westchester	1.3%
Other	1.1%

STRATEGIC & PROFITABLE GROWTH

Underwriting Measures to Grow Profitability; We are…

- Priced right;
- Properly matching rate to risk;
- Insuring all properties at their current replacement cost;
- Effectively managing risk and protocols; and
- Operating at a highly efficient expense structure.

> *"I believe the current market changes present us with the **greatest profitable growth opportunity** that Kingstone has ever experienced!"*
>
> *- Meryl Golden, CEO*

In July 2024, competing carriers exited New York State (or exited the personal property market countrywide), representing >$200M market opportunity in Kingstone's "Core Business" footprint.

Core Business refers to the Company's New York policies.

CORE VS NON-CORE *PERSONAL LINES LOSS EXPERIENCE*

Core Business refers to the Company's New York policies.



Personal Lines Net Loss+ALAE Ratio
160%
140%
120%
100%
80%
60%
40%
20%
0%
2022Q1
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2
2023Q3
2023Q4
2024Q1
2024Q2
2024Q3
PL Core
PL Non-Core

Net loss ratio improved 39.5 points to 39.0% from Q3'23.

MIX OF BUSINESS *BY POLICIES-IN-FORCE*

Core Business refers to the Company's New York policies.



Other
1%
Non-Core
14%
PDO
8%
December 31,
2023
Core DF
23%
Core HO
54%

(7 pts) in Non-Core Business

+7 pts in Core Business



Other
1%
Non-Core
7%
PDO
8%
September 30,
2024
Core DF
23%
Core HO
61%

Core HO = Core Homeowners
Core DF = Core Dwelling Fire
Non-Core = Non-core Homeowners
PDO = Livery Physical Damage
Other = Personal Umbrella & Canine Legal Liability

Kingstone is strategically scaling back on its unprofitable Non-Core Business while also focusing on expanding its profitable Core Business opportunity.

DIRECT PREMIUMS WRITTEN*

Strategically shrinking Non-Core Business due to profitability concerns.



Estimating NY Growth of +15% to +25% driven by growth in renewal premiums
Estimating NY Growth of +25% to +35% driven by unprecedented market opportunity
$201M
(3%)
+10%
+1%
(8%)
$200M
Further strategic non-renewal of Non-Core policies in 2024
2022 DPW
NY New
NY Renewal
Other
Non-Core
2023 DPW
NY New
NY Renewal
Other
Non-Core
2024E DPW*
NY New
NY Renewal
Other
Non-Core
2025E DPW*

Expanding growth in the profitable Core Business projected in the Second Half of 2024 and into 2025, driven by a favorable competitive landscape in New York.

**Direct premiums written is not based on GAAP and is defined and reconciled below to the most directly comparable GAAP measure. See "Definitions and Non-GAAP Measures". Also see "Raised 2024 Guidance" and "Raised 2025 Guidance". E = Estimated.*

PRICING TRENDS

Achieving significant price increases, ahead of inflation.

Average Core Business Renewal Premium Increase of +22% in Q3’24 vs. Q3’23

Replacement cost was adjusted on every policy starting Q3 2022 so that the entire portfolio is insured to value


CORE BUSINESS COMPOUNDED ANNUAL GROWTH RATE OF +16%
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
2021Q4
2022Q1
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2
2023Q3
2023Q4
2024Q1
2024Q2
2024Q3
Core - Renewal
CPI

MANAGING REINSURANCE REQUIREMENTS

Cumulative Risk Adjusted Rate Change - Catastrophe XOL	2020	2021	2022	2023
Guy Carpenter Index	1.00	1.06	1.22	1.65
Kingstone	1.00	0.99	1.16	1.37


100YR Verisk Hurricane Probable Maximum Cost
$400,000,000
$350,000,000
$300,000,000
$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$0
Total Insurable Value
$80,000,000,000
$70,000,000,000
$60,000,000,000
$50,000,000,000
$40,000,000,000
$30,000,000,000
$20,000,000,000
$10,000,000,000
$0
February 2016
February 2017
February 2018
February 2019
February 2020
February 2021
February 2022
September 2023*
December 2023
March 2024
June 2024
September 2024
100-Year Hurricane PML
TIV

Successfully managing reinsurance requirements and costs while controlling growth of total insurable value.

EXPENSE REDUCTION INITIATIVE

- **Achieved a 3.1 percentage point reduction in our net underwriting expense ratio in 2023, driven primarily by decreases in commissions, staffing and other efficiency improvements to business operations along with an increase in our average premium.**
- **Continuing expense reduction focus with a goal of further reducing the net expense ratio to ≤31% for full-year 2024.**


45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
$27
$27
$26
$26
$25
$25
$24
$24
$23
($ in thousands)
2021
2022
2023
2024 Projected
Net Underwriting Expense Ratio
Other Underwriting Expenses

See "Raised 2024 Guidance".

THIRD QUARTER 2024 SUMMARY

The operational changes implemented are demonstrating their positive impact.

Results Summary *(all metrics are compared to Third Quarter 2023, unless noted otherwise)*

- Core Business direct written premium up 39.4%;
- Non-Core Business direct written premium down 58.8%;
- Net combined ratio of 72.0%, a 38.2-point improvement;
- Underlying loss ratio improved by 31.6 points driven by lower frequency and severity;
- Catastrophe losses improved by 6.0 points to 1.7%;
- Experienced favorable prior year development that reduced our loss ratio by 1.9 percentage points;
- Total loss ratio improved by 39.5 points to 39.0%;
- Net underwriting expense ratio increased by 1.3 percentage points to 33.0% primarily driven by increased employee bonus and contingent commission for our producers as a result of better-than-expected underwriting results;
- Net income improved by $10.5M to $7.0M;
- Earnings per basic share of $0.61, a $0.94 per share improvement;
- Annualized Return on Equity of 55.6%.

KEY FINANCIAL METRICS

THREE MONTHS ENDED SEPTEMBER 30

+28%
DIRECT PREMIUMS WRITTEN GROWTH[1]

COMBINED RATIO IMPROVED BY 38.2 POINTS TO 72.0%

Consolidated Financial Results			
($ in thousands, except per share data)	**2024**	**2023**	**Change**
Direct premiums written[1]	$66,627	$51,992	28.1%
Net premiums earned	$33,407	$27,938	19.6%
Net investment income	$1,650	$1,444	14.3%
Net gain/(loss) on investments	$827	($824)	NM
Underlying loss ratio[1]	39.2%	70.8%	(31.6) pts
Net development of prior year losses	(1.9%)	0.0%	(1.9) pts
Net loss ratio excluding the effect of catastrophes[1]	37.3%	70.8%	(33.5) pts
Catastrophe loss ratio[1]	1.7%	7.7%	(6.0) pts
Net loss ratio	39.0%	78.5%	(39.5) pts
Net underwriting expense ratio	33.0%	31.7%	1.3 pts
Net combined ratio	72.0%	110.2%	(38.2) pts
Adjusted EBITDA[1]	$10,433	($1,635)	NM
Net Income/(Loss)	$6,978	($3,538)	NM
Net Income/(Loss) per share - basic	$0.61	($0.33)	NM
Return on equity - annualized	55.6%	(48.3%)	NM
Other comprehensive income/(loss)	$3,584	($2,226)	NM
Operating net income/(loss)[1]	$6,325	($2,886)	NM
Operating net income/(loss) per share - basic[1]	$0.55	($0.27)	NM

[1]These measures are not based on GAAP and are defined and reconciled below to the most directly comparable GAAP measures. See “Definitions and Non-GAAP Measures”.

KEY FINANCIAL METRICS

NINE MONTHS ENDED SEPTEMBER 30

+15%

DIRECT PREMIUMS WRITTEN GROWTH[1]

COMBINED RATIO IMPROVED BY 30.0 POINTS TO 80.7%

Consolidated Financial Results			
($ in thousands, except per share data)	**2024**	**2023**	**Change**
Direct premiums written[1]	$169,447	$147,237	15.1%
Net premiums earned	$92,531	$85,701	8.0%
Net investment income	$4,917	$4,437	10.8%
Net gain on investments	$1,319	$598	120.6%
Underlying loss ratio[1]	47.9%	69.2%	(21.3) pts
Net development of prior year losses	(1.8%)	0.0%	(1.8) pts
Net loss ratio excluding the effect of catastrophes[1]	46.1%	69.2%	(23.1) pts
Catastrophe loss ratio[1]	2.7%	8.5%	(5.8) pts
Net loss ratio	48.8%	77.7%	(28.9) pts
Net underwriting expense ratio	31.9%	33.0%	(1.1) pts
Net combined ratio	80.7%	110.7%	(30.0) pts
Adjusted EBITDA[1]	$21,212	($5,893)	NM
Net Income/(Loss)	$12,920	($9,114)	NM
Net Income/(Loss) per share - basic	$1.16	($0.85)	NM
Return on equity - annualized	36.6%	(38.8%)	NM
Other comprehensive income/(loss)	$3,234	($1,161)	NM
Operating net income/(loss)[1]	$11,878	($9,586)	NM
Operating net income/(loss) per share - basic[1]	$1.07	($0.89)	NM
Operating return on equity[1]	25.2%	(30.6%)	NM
Operating return on equity[1] - annualized	33.6%	(40.8%)	NM
Book value per share - diluted	$4.58	$2.16	112.3%
Book value per share - diluted excluding AOCI	$5.28	$3.55	48.6%

[1]These measures are not based on GAAP and are defined and reconciled below to the most directly comparable GAAP measures. See "Definitions and Non-GAAP Measures".

BALANCE SHEET OVERVIEW

	September 30, 2024	December 31, 2023
Assets		
Total investments	$ 188,086,413	$ 174,632,828
Cash and cash equivalents	33,760,798	8,976,998
Premiums receivable, net	17,601,417	13,604,808
Reinsurance receivables, net	65,746,827	75,593,912
Deferred policy acquisition costs	21,852,365	19,802,564
Intangible assets	500,000	500,000
Property and equipment, net	9,299,163	9,395,697
Deferred income taxes, net	6,002,833	10,551,819
Other assets	4,144,585	4,574,584
Total assets	**$ 346,994,401**	**$ 317,633,210**
Liabilities		
Loss and loss adjustment expense reserves	$ 116,842,451	$ 121,817,862
Unearned premiums	119,974,779	105,621,538
Advance premiums	5,307,223	3,797,590
Reinsurance balances payable	9,866,555	12,837,140
Deferred ceding commission revenue	10,286,093	9,460,865
Accounts payable, accrued expenses and other liabilities	7,749,981	4,350,546
Debt, net	17,297,587	25,243,530
Total liabilities	**287,324,669**	**283,129,071**
Total stockholders' equity	**59,669,732**	**34,504,139**
Total liabilities and stockholders' equity	**$ 346,994,401**	**$ 317,633,210**

INVESTMENT PORTFOLIO *(as of 9/30/2024)*

Net Investment Income

$ in millions



$4.4
$4.9
2023
2024

Highlights

- Outsourced portfolio management
- High-quality portfolio provides consistent net investment income;
  - 75% of fixed income portfolio rated A, or higher, or held as U.S. Treasuries.
- Average portfolio yield of 3.39%.
- Effective duration of 3.7 years compared to 4.1 years at 12/31/2023.

Estimated Fair Value



Corporate 59%
RBS & Other 24%
U.S. Treasuries 3%
Gov't 8%
Preferred Stocks 4%
Common Stock & ETFs 2%

Fixed Portfolio



A or Higher 71%
BBB+ 13%
BBB 9%
≤ BBB- or Non Rated 3%
U.S. Treasuries 4%

Average Yield



2.92%
3.20%
3.58%
3.39%
2021
2022
2023
30-Sep-24

RAISED 2024 GUIDANCE

For 2024, the Company's full year expectations are as follows:	Previous (8/12/2024):
25% - 35% Core Business direct written premium growth	**25% - 35%** Core Business direct written premium growth
79% to 83% Combined ratio	**84% to 88%** Combined ratio
$1.40 to $1.70 Earnings per share – basic*	**$1.00 to $1.30** Earnings per share - diluted
32% to 36% Return on equity	**26% to 34%** Return on equity

**Previous guidance was presented on a diluted shares basis, while current guidance is presented on a basic shares basis.*

The guidance provided above is based on information available as of November 12, 2024, and management's review of the anticipated financial results for 2024. Such guidance remains subject to change based on management's ongoing review of the Company's 2024 results and is a forward-looking statement (see below). Kingstone assumes no obligation to update this guidance. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this presentation and in Kingstone's annual and quarterly filings with the Securities and Exchange Commission.

RAISED 2025 GUIDANCE

For 2025, the Company's full year expectations are as follows:	Previous (8/12/2024):
15% - 25% Core Business direct written premium growth	**15% - 25%** Core Business direct written premium growth
82% to 86% Combined ratio	**85% to 89%** Combined ratio
$1.60 to $2.00 Earnings per share – basic*	**$1.20 to $1.60** Earnings per share - diluted
24% to 32% Return on equity	**22% to 30%** Return on equity

**Previous guidance was presented on a diluted shares basis, while current guidance is presented on a basic shares basis.*

The guidance provided above is based on information available as of November 12, 2024, and management's review of the anticipated financial results for 2025. Such guidance remains subject to change based on management's ongoing review of the Company's 2024 and 2025 results and is a forward-looking statement (see below). Kingstone assumes no obligation to update this guidance. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this presentation and in Kingstone's annual and quarterly filings with the Securities and Exchange Commission.

EXECUTIVE MANAGEMENT TEAM

Meryl S. Golden - Chief Executive Officer

Jennifer Gravelle - Chief Financial Officer

Sarah Chen - Chief Actuary

Investor Relations Contact:
Karin Daly
Vice President
The Equity Group Inc.
kdaly@equityny.com

DEFINITIONS AND NON-GAAP MEASURES

Direct premiums written represent the total premiums charged on policies issued by the Company during the respective fiscal period.

Net premiums written are direct premiums written less premiums ceded to reinsurers. Net premiums earned, the GAAP measure most comparable to direct premiums written and net premiums written, are net premiums written that are pro-rata earned during the fiscal period presented. All of the Company's policies are written for a twelve-month period. Management uses direct premiums written and net premiums written, along with other measures, to gauge the Company's performance and evaluate results. Direct premiums written and net premiums written are provided as supplemental information, not as a substitute for net premiums earned, and do not reflect the Company's net premiums earned.

Adjusted EBITDA is net income (loss) exclusive of interest expense, income tax expense (benefit), depreciation and amortization, loss on extinguishment of debt, net gains (losses) on investments, and stock- based compensation. Net income (loss) is the GAAP measure most closely comparable to adjusted EBITDA.

Management uses adjusted EBITDA along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including interest expense, income tax expense (benefit), depreciation and amortization, loss on extinguishment of debt, net gains (losses) on investments, and stock-based compensation, and may vary significantly between periods. Adjusted EBITDA is provided as supplemental information, not as a substitute for net income (loss) and does not reflect the Company's overall profitability.

Operating net income (loss) and basic operating net income (loss) per share is net income (loss) and basic income (loss) per share exclusive of net gains (losses) on investments, net of tax. Net income (loss) and basic net income (loss) per share are the GAAP measures most closely comparable to operating net income (loss) and basic operating net income (loss) per share.

Management uses operating net income (loss) and basic operating net income (loss) per share along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including net gains (losses) on investments and may vary significantly between periods. Operating net income (loss) and basic operating net income (loss) per share are provided as supplemental information, not as a substitute for net income (loss) and basic net income (loss) per share and do not reflect the Company's overall profitability.

Operating net income (loss) and diluted operating net income (loss) per share is net income (loss) and diluted income (loss) per share exclusive of net gains (losses) on investments, net of tax. Net income (loss) and diluted net income (loss) per share are the GAAP measures most closely comparable to operating net income (loss) and diluted operating net income (loss) per share.

Management uses operating net income (loss) and diluted operating net income (loss) per share along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including net gains (losses) on investments and may vary significantly between periods. Operating net income (loss) and diluted operating net income (loss) per share are provided as supplemental information, not as a substitute for net income (loss) and diluted net income (loss) per share, and do not reflect the Company's overall profitability.

Operating return on equity is operating income (loss) divided by average equity. Return on equity is the GAAP measure most closely comparable to operating return on equity.

Management uses operating return on equity, along with other measures, to gauge the Company's performance and evaluate results, which can be skewed when including net gains (losses) on investments, which may vary significantly between periods. Operating return on equity is provided as supplemental information, is not a substitute for return on equity and does not reflect the Company's overall return on average common equity.

Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between GAAP net loss and less the effect of prior year loss reserve development and catastrophe losses.

Management believes that this ratio is useful to investors, and it is used by management to reveal the trends in the Company's business that may be obscured by prior year loss reserve development and catastrophe losses. Catastrophe losses cause the Company's loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the net loss ratio. Management believes that this measure is useful for investors to evaluate this component separately when reviewing the Company's underwriting performance. The most directly comparable GAAP measure is the net loss ratio. The underlying loss ratio should not be considered a substitute for the net loss ratio and does not reflect the Company's net loss ratio.

Net loss ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the effect of catastrophes on the net loss ratio.

Management believes that this ratio is useful to investors and it is used by management to reveal the trends in the Company's business that may be obscured by catastrophe losses. Catastrophe losses cause the Company's net loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the net loss ratio. Management believes that this measure is useful for investors to evaluate this component separately when reviewing the Company's underwriting performance. The most directly comparable GAAP measure is the net loss ratio. The net loss ratio excluding the effect of catastrophes should not be considered a substitute for the net loss ratio and does not reflect the Company's net loss ratio.

RECONCILIATION OF DIRECT PREMIUMS WRITTEN TO NET PREMIUMS EARNED

	For the Three Months Ended September 30,			For the Nine Months Ended September 30,		
	2024	2023	% Change	2024	2023	% Change
(000's except percentages)						
Direct Premiums Written Reconciliation:						
Direct premiums written	$66,627	$51,992	28.1 %	$169,447	$147,237	15.1 %
Ceded written premiums[1]	(46,081)	(48,317)	(4.6) %	(69,381)	(75,964)	(8.7) %
Net premiums written	20,545	3,675	459.0 %	100,065	71,273	40.4 %
Change in unearned premiums	12,862	24,263	(47.0) %	(7,535)	14,428	(152.2) %
Net premiums earned	$33,407	$27,938	19.6 %	$92,531	$85,701	8.0 %

(Components may not sum due to rounding)

[1]Net premiums written balances from prior year periods were reclassified to conform with current year presentation. The reclassification had no effect on the Company's previously reported financial condition, results of operations or cash flows.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,			
	2024	2023	% Change		2024	2023	% Change	
(000's except percentages)								
Adjusted EBITDA Reconciliation:								
Net income (loss)	$6,978	($3,538)	NM		$12,920	($9,114)	NM	
Interest expense	901	989	(8.9)	%	2,884	3,005	(4.0)	%
Income tax expense (benefit)	2,106	(859)	NM		3,689	(2,149)	NM	
Depreciation and amortization	619	741	(16.5)	%	1,836	2,328	(21.1)	%
EBITDA	10,604	(2,667)	NM		21,329	(5,931)	NM	
Loss on extinguishment of debt	297	-	NM		297	-	NM	
Net (gain) loss on investments	(827)	824	NM		(1,319)	(598)	120.6	%
Stock-based compensation	359	207	73.4	%	906	636	42.5	%
Adjusted EBITDA	$10,433	($1,635)	NM		$21,212	($5,893)	NM	

(Components may not sum due to rounding)

NET INCOME (LOSS) TO OPERATING NET INCOME (LOSS) AND BASIC NET INCOME (LOSS) PER SHARE TO BASIC OPERATING NET INCOME (LOSS) PER SHARE

	For the Three Months Ended				For the Nine Months Ended			
	September 30, 2024		September 30, 2023		September 30, 2024		September 30, 2023	
	Amount	Basic income per common share	Amount	Basic loss per common share	Amount	Basic income per common share	Amount	Basic loss per common share
(000's except per common share amounts and percentages)								
Operating Net Income (Loss) and Operating Net Income (Loss) per Basic Common Share Reconciliation:								
Net income (loss)	$6,978	$0.61	($3,538)	($0.33)	$12,920	$1.16	($9,114)	($0.85)
Net (gain) loss on investments	(827)		824		(1,319)		(598)	
Less tax (expense) benefit on net (gain) loss	(174)		173		(277)		(126)	
Net (gain) loss on investments, net of taxes	(653)	(0.06)	651	0.06	(1,042)	(0.09)	(472)	(0.04)
Operating net income (loss)	$6,325	$0.55	($2,886)	($0.27)	$11,878	$1.07	($9,586)	($0.89)
Weighted average basic shares outstanding	11,404,360		10,756,156		11,142,043		10,754,709	

(Components may not sum due to rounding)

NET INCOME (LOSS) TO OPERATING NET INCOME (LOSS) AND DILUTED NET INCOME (LOSS) PER SHARE TO DILUTED OPERATING NET INCOME (LOSS) PER SHARE

	For the Three Months Ended				For the Nine Months Ended			
	September 30, 2024		September 30, 2023		September 30, 2024		September 30, 2023	
	Amount	Diluted income per common share	Amount	Diluted loss per common share	Amount	Diluted income per common share	Amount	Diluted loss per common share
(000's except per common share amounts and percentages)								
Operating Net Income (Loss) and Operating Net Income (Loss) per Diluted Common Share Reconciliation:								
Net income (loss)	$6,978	$0.55	($3,538)	($0.33)	$12,920	$1.05	($9,114)	($0.85)
Net (gain) loss on investments	(827)		824		(1,319)		(598)	
Less tax (expense) benefit on net (gain) loss	(174)		173		(277)		(126)	
Net (gain) loss on investments, net of taxes	(653)	(0.05)	651	0.06	(1,042)	(0.09)	(472)	(0.04)
Operating net income (loss)	$6,325	$0.50	($2,886)	($0.27)	$11,878	$0.97	($9,586)	($0.89)
Weighted average diluted shares outstanding	12,581,128		10,756,156		12,249,576		10,754,709	

(Components may not sum due to rounding)

RECONCILIATION OF NET INCOME (LOSS) TO OPERATING NET INCOME (LOSS) AND RETURN ON EQUITY TO OPERATING RETURN ON EQUITY

	For the Three Months Ended				For the Nine Months Ended			
	September 30,				September 30,			
			%				%	
	2024	2023	Change		2024	2023	Change	
(000's except percentages)								
Operating Net Income (Loss) Reconciliation:								
Net income (loss)	$6,978	($3,538)	NM		$12,920	($9,114)	NM	
Net (gain) loss on investments	(827)	824	NM		(1,319)	(598)	(120.6)	%
Less tax (expense) benefit on net (gain) loss	(174)	173	NM		(277)	(126)	(119.8)	%
Net (gain) loss on investments, net of taxes	(653)	651	NM		(1,042)	(472)	(120.8)	%
Operating net income (loss)	$6,325	($2,886)	NM		$11,878	($9,586)	NM	
Operating Return on Equity Reconciliation:								
Net income (loss)	$6,978	($3,538)	NM		$12,920	($9,114)	NM	
Average equity	$50,236	$29,307	71.4	%	$47,087	$31,349	50.2	%
Return on equity	13.9%	(12.1%)	NM		27.4%	(29.1%)	NM	
Return on equity - annualized	55.6%	(48.3%)	NM		36.6%	(38.8%)	NM	
Net (gain) loss on investments, net of taxes	($653)	$651	NM		($1,042)	($472)	(120.8)	%
Average equity	$50,236	$29,307	71.4	%	$47,087	$31,349	50.2%	%
Effect of net (gain) loss on investments, net of taxes, on return on equity	(1.3%)	2.2%	NM		(2.2%)	(1.5%)	(47.0)	%
Operating net income (loss)	$6,325	($2,886)	NM		$11,878	($9,586)	NM	
Operating net income (loss) - annualized	$25,300	($11,544)	NM		$15,837	($12,781)	NM	
Average equity	$50,236	$29,307	71.4	%	$47,087	$31,349	50.2	%
Operating return on equity	12.6%	(9.8%)	NM		25.2%	(30.6%)	NM	
Operating return on equity - annualized	50.4%	(39.4%)	NM		33.6%	(40.8%)	NM	

(Components may not sum due to rounding)

RECONCILIATION OF THE UNDERLYING LOSS RATIO, THE NET LOSS RATIO EXCLUDING THE EFFECT OF CATASTROPHES AND THE CATASTROPHE LOSS RATIO TO THE NET LOSS RATIO

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,			
	2024	2023	Percentage Point Change		2024	2023	Percentage Point Change	
Loss Ratio Reconciliation:								
Underlying Loss Ratio	39.2%	70.8%	(31.6)	pts	47.9%	69.2%	(21.3)	pts
Effect of prior-year reserve development	(1.9%)	0.0%	(1.9)	pts	(1.8%)	0.0%	(1.8)	pts
Net loss ratio excluding the effect of catastrophes	37.3%	70.8%	(33.5)	pts	46.1%	69.2%	(23.1)	pts
Effect of catastrophes	1.7%	7.7%	(6.0)	pts	2.7%	8.5%	(5.8)	pts
Net loss ratio	39.0%	78.5%	(39.5)	pts	48.8%	77.7%	(28.9)	pts

(Components may not sum due to rounding)